Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets
9.	Goodwill and Other Intangible Assets

The change in the net carrying amount of goodwill for the years ended December 31, 2011 and 2010 by segment is as follows (in thousands):

	Steel Mills	Steel Products	Raw Materials	All Other	Total

Balance, December 31, 2009	$268,466	$780,628	$665,075	$88,852	$1,803,021
Acquisitions	—	—	14,841	—	14,841
Translation	—	18,432	—	—	18,432

Balance, December 31, 2010	268,466	799,060	679,916	88,852	1,836,294
Acquisitions	—	—	2,986	—	2,986
Translation	—	(8,619)	—	—	(8,619)

Balance, December 31, 2011	$268,466	$790,441	$682,902	$88,852	$1,830,661

The majority of goodwill is not tax deductible.

Intangible assets with estimated lives of 5 to 22 years are amortized on a straight-line or accelerated basis and are comprised of the following (in thousands):

	December 31, 2011		December 31, 2010
	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Customer relationships	$941,787	$262,841	$944,920	$203,969
Trademarks and trade names	123,192	25,628	123,713	19,351
Other	25,868	17,738	27,869	17,057

	$1,090,847	$306,207	$1,096,502	$240,377

Intangible asset amortization expense was $67.8 million in 2011 ($70.5 million in 2010 and $72.4 million in 2009). Annual amortization expense is estimated to be $61.4 million in 2012; $57.9 million in 2013; $55.8 million in 2014; $54.0 million in 2015; and $52.7 million in 2016.

The Company completed its annual goodwill impairment testing as of the first day of the fourth quarters of 2011, 2010 and 2009 and concluded that there was no impairment of goodwill for any of its reporting units. We do not believe there are currently any reporting units at risk of impairment in the near term.